UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)      July 26, 2006
                                                 -------------------------------

                       Allegheny Technologies Incorporated
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   1-12001                 25-1792394
--------------------------------------------------------------------------------
 (State or other jurisdiction      (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)


          1000 Six PPG Place, Pittsburgh, Pennsylvania         15222-5479
--------------------------------------------------------------------------------
            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code    (412) 394-2800
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report).


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On July 26, 2006, Allegheny Technologies Incorporated issued a press release with respect to its second quarter 2006 financial results. A copy of this press release is attached as Exhibit 99.1 and is being furnished, not filed, under
Item 2.02 of this Current Report on Form 8-K.


Item 9.01  Financial Statements and Exhibits

       (c)   Exhibits

             Exhibit 99.1    Press release dated July 26, 2006.

                                    SIGNATURE
                                    ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALLEGHENY TECHNOLOGIES INCORPORATED


                                 By:  /s/ Jon D. Walton
                                      ------------------------------------------
                                      Jon D. Walton
                                      Executive Vice President, Human Resources,
                                      Chief Legal and Compliance Officer

Dated: July 26, 2006

                                  EXHIBIT INDEX
                                  -------------


       Exhibit 99.1      Press release dated July 26, 2006.